Net Income (Loss) Per Share	12 Months Ended
Dec. 31, 2011
Net Income (Loss) Per Share [Abstract]
Net Income (Loss) Per Share
3.  Net Income (Loss) Per Share

The Company uses the treasury stock method to calculate the weighted-average shares used in the diluted earnings per. The following table sets forth the computation of basic and diluted net loss per share (in thousands, except per share data):

	Years Ended December 31,
	2011	2010	2009

Numerators (basic and diluted):
Income (loss) from continuing operation	$3,104	$4,642	$(18,802)
Loss from discontinued operation	(27,927)	(7,931)	-
Net income (loss)	$(24,823)	$(3,289)	$(18,802)

Demonimators:
Weighted average shares outstanding - basic	44,559	38,942	35,653
Dilutive effect of employee stock options	457	683	-
Weighted average shares outstanding - diluted	45,016	39,625	35,653

Income (loss) per share:
Basic
Income (loss) from continuing operation	$0.07	$0.12	$(0.53)
Income (loss) from discontinued operation	$(0.63)	$(0.20)	$-
Net income (loss)	$(0.56)	$(0.08)	$(0.53)
Diluted
Income (loss) from continuing operation	$0.07	$0.12	$(0.53)
Income (loss) from discontinued operation	$(0.62)	$(0.20)	$-
Net income (loss)	$(0.55)	$(0.08)	$(0.53)

Weighted average employee stock options to purchase approximately 3.4 million and 2.0 million shares for the years ended December 31, 2011 and 2010, respectively, were outstanding, but were not included in the computation of diluted earnings per share because the exercise price of the stock options, including unamortized share-based compensation, was greater than the average share price of the common shares and, therefore, the effect would have been anti-dilutive.

As the Company incurred a net loss for the year ended December 31, 2009, the effect of dilutive securities, totaling 2.8 million shares, has been excluded from the computation of diluted loss per share, as their impact would be anti-dilutive.  Dilutive securities are comprised of options to purchase common stock.